U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           CURRENT REPORT ON FORM 8-K


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 13, 2001

                           Commission File No. 0-22524

                         MENDOCINO BREWING COMPANY, INC.
        (Exact name of small business issuer as specified in its charter)

                                   California
         (State or other jurisdiction of incorporation or organization)

                                   68-0318293
                      (IRS Employer Identification Number)


                            13351 South Highway 101,
                               Hopland, California
                    (Address of principal executive offices)

                                      95449
                                   (Zip Code)


       Registrant's telephone number, including area code: (707) 744-1015

Item 1.   Change in Control

     On August 13, 2001, Mendocino Brewing Company, Inc. (the "Company") acquired United Breweries International (UK) Limited, a company organized under the laws of England and Wales ("UBI"), in a related party transaction more fully discussed in Item 2, below (the "Acquisition"). The Acquisition was consummated pursuant to a Share Purchase Agreement, dated as of November 3, 2000, among the Company, Golden Eagle Trust, a trust formed under the laws of the Isle of Man (part of the United Kingdom) ("Golden Eagle"), and Inversiones Mirabel, S.A., a Panamanian corporation ("Inversiones") which is a wholly-owned subsidiary of Golden Eagle. The sole consideration paid by the Company to acquire UBI was 5,500,000 newly issued shares of its Common Stock, all of which were issued to Inversiones.

     Prior to the Acquisition, Golden Eagle had already held a controlling interest in the Company through another subsidiary, United Breweries of America, Inc. ("UBA"), which owned 3,087,818 shares, or 55.3%, of the Company's then outstanding voting Common Stock. Also, UBA had the right (which it continues to retain), under the terms of certain convertible promissory notes issued to it by the Company, to convert the outstanding principal and interest under such notes into additional shares of the Company's common stock. If such conversion rights (the "Conversion Rights") had been exercised in full prior to the Acquisition, UBA could have acquired 1,131,307 more shares of the Company's Common Stock, representing an additional 16.9% of the shares which would have been outstanding after the exercise of such conversion rights (but before the Acquisition). UBA also has an agreement with certain of the Company's original founders under which it holds rights of first refusal (the "Purchase Rights") to acquire from them up to an additional 882,547 shares, or 15.8% of the Company's Common Stock outstanding immediately prior to the Acquisition.

     As a result of the Acquisition, the total amount of the Company's outstanding Common Stock was increased to 11,080,498 shares, and Golden Eagle now controls, through Inversiones and UBA, a total of 8,587,818 shares, or 77.5% of the Company's currently outstanding Common Stock, in addition to the shares it could acquire through exercise of the Purchase Rights (which constitute approximately 8% of the currently outstanding shares) and the Conversion Rights (which, if exercised, would constitute 9.3% of the Company's then-outstanding shares).

Item 2.   Acquisition or Disposition of Assets

Acquisition of United Breweries International (UK) Limited

     As described in Item 1, above, on August 13, 2001 the Company consummated a stock purchase transaction by which it acquired all of the outstanding shares of United Breweries International (UK) Limited ("UBI"), a company organized under the laws of England and Wales (the "Acquisition"). The Acquisition had been approved by the Company's shareholders at its Annual Meeting held on June 28, 2001. The purchase price for UBI was 5,500,000 shares of the Company's to be issued common stock (the "Purchase Shares"). The Company did not pay any cash or other consideration, except for the Purchase Shares, to acquire UBI. The shares of Company stock issued to Inversiones in exchange for its stock in UBI constitute approximately 49.6% of the Company's outstanding Common Stock following consummation of the Acquisition.

     Because the Acquisition is regarded as a related-party transaction, a Special Committee of disinterested Directors was created to review and approve it. The Special Committee engaged the law firm of Baker & McKenzie to act as its independent counsel and to advise it with respect to the terms and conditions of the Share Purchase Agreement. The Company also obtained, from Sage Capital, L.L.C., an independent opinion as to the fairness of the Acquisition, from a financial point of view, to the Company's shareholders.

     The only material asset of UBI is UBSN Ltd., a United Kingdom corporation ("UBSN") which is its wholly-owned subsidiary. UBSN markets, sells, and distributes Kingfisher Lager beer, primarily in the United Kingdom and elsewhere in the European Union. Currently, the Kingfisher beer is brewed for UBSN by a third party, Shepherd Neame Limited, under a contract manufacturing agreement. UBI is now a wholly-owned subsidiary of the Company, and UBSN will continue to be a wholly owned subsidiary of UBI. The Company intends to continue operating UBI and UBSN in the marketing, sale, and distribution of beer, including Kingfisher Lager, in the United Kingdom and elsewhere in the European Union.

Kingfisher Lager Beer

     As a result of the Acquisition, the Company holds the brewing and distribution rights for Kingfisher Lager beer in the United States and Canada. Previously, the distribution agent for Kingfisher Lager beer in the United States had been American United Breweries International, Inc. ("AUBI"), a company which is affiliated with Inversiones and Golden Eagle. Immediately following the Acquisition, however, the Company terminated this relationship, and going forward the Company will be brewing Kingfisher beer in-house (primarily in its Saratoga Springs location) for distribution to the United States and Canadian markets through its existing distribution channels.

Related Party Transaction

     The principal trustee of Golden Eagle is CAS Nomines Ltd., a corporation organized under the laws of the Isle of Man. Because CAS Nominees Ltd. has the ability to act in favor of Dr. Vijay Mallya, the Company's Chairman of the Board and Chief Executive Officer, Dr. Mallya may be deemed to have a beneficial ownership interest, and therefore a material financial interest, in Golden Eagle, the sole (100%) owner of Inversiones, which in turn owned UBI prior to the Acquisition. Dr. Mallya is also the Chairman of the Board and Chief Executive Officer of United Breweries of America, Inc., a Delaware corporation ("UBA") which is also the Company's principal shareholder (see Item 1, above, for more information about UBA and the relationships of Golden Eagle to both the Company and Inversiones).

     In addition to the relationship of Dr. Mallya to all of the parties to the Share Purchase Agreement, another of the Company's Directors, Mr. R.H.B. Neame, may also be deemed to have an interest in the Acquisition. Mr. Neame has served as the Chairman and Chief Executive Officer of Shepherd Neame Ltd. for over twenty-five years. Shepherd Neame Ltd. is the sole brewer of Kingfisher Lager in the United Kingdom, and has an agreement with UBSN to provide it with distribution and other services in that country. That agreement is not expected to be affected by the Acquisition.

Financial Statements

     The Company intends to file an amendment to this Current Report, containing the unaudited individual financial statements, and the combined pro forma financial statements, for both the Company and UBI for the six month periods which ended June 30, 2001, as well as the individual audited financial statements, and the combined pro forma financial statements for both the Company and UBI for the fiscal years ended December 31, 1999 and 2000.

Item 7.   Exhibits

  Exhibit
    No.                               Description
    ---                               -----------

     1 Share Purchase Agreement among Inversiones Mirabel, S.A., Mendocino Brewing Company, Inc., and Golden Eagle Trust, dated November 3, 2000.*

     2 United Breweries International (UK) Limited Balance Sheet, Statement of Income and Stockholder's Equity, and Statement of Cash Flows for the years ended December 31, 1999 and 2000.**

     3    Mendocino  Brewing Company,  Inc. and United  Breweries  International
          (UK) Limited Pro Forma Balance Sheet and Income Statement for the years ended December 31, 1999 and 2000.***

     4 United Breweries International (UK) Limited Balance Sheet, Statement of Income and Stockholder's Equity, and Statement of Cash Flows for the six months ended July 30, 2000 and 2001****

     5    Mendocino  Brewing Company,  Inc. and United  Breweries  International
          (UK) Limited Pro Forma Balance Sheet and Income Statement for the six months ended July 30, 2000 and 2001****

----------
* Previously filed as Supplement A to the Company's Proxy Statement, dated as of May 11, 2001, for its 2001 Annual Meeting of Shareholders, and by this reference incorporated herein.

** Previously filed as Exhibit 3 to the Company's Current Report on Form 8-K/A-2 dated November 3, 2000, and by this reference incorporated herein.

*** Previously filed as Exhibit 4 to the Company's Current Report on Form 8-K/A-2 dated November 3, 2000, and by this reference incorporated herein.

**** To be filed by amendment.

                                   SIGNATURES

Pursuant to the requirements on the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MENDOCINO BREWING COMPANY, INC.
                                                  (Registrant)


Date:  August 23, 2001                  By:
                                             -----------------------------------
                                             N. Mahadevan, Secretary and
                                               Chief Financial Officer

                                  EXHIBIT INDEX

   Exhibit                     Description                                Page
   Number                                                                Number

     1 Share Purchase Agreement among Inversiones Mirabel, S.A., Mendocino Brewing Company, Inc., and Golden Eagle Trust, dated November 3, 2000.*

     2 United Breweries International (UK) Limited Balance Sheet, Statement of Income and Stockholder's Equity, and Statement of Cash Flows for the years ended December 31, 1999 and 2000.**

     3    Mendocino   Brewing  Company,   Inc.  and  United  Breweries
          International (UK) Limited Pro Forma Balance Sheet and Income Statement for the years ended December 31, 1999 and 2000.***

     4 United Breweries International (UK) Limited Balance Sheet, Statement of Income and Stockholder's Equity, and Statement of Cash Flows for the six months ended July 30, 2000 and 2001****

     5    Mendocino   Brewing  Company,   Inc.  and  United  Breweries
          International (UK) Limited Pro Forma Balance Sheet and Income Statement for the six months ended July 30, 2000 and 2001****

--------

* Previously filed as Supplement A to the Company's Proxy Statement, dated as of May 11, 2001, for its 2001 Annual Meeting of Shareholders, and by this reference incorporated herein.

** Previously filed as Exhibit 3 to the Company's Current Report on Form 8-K/A-2 dated November 3, 2000, and by this reference incorporated herein.

*** Previously filed as Exhibit 4 to the Company's Current Report on Form 8-K/A-2 dated November 3, 2000, and by this reference incorporated herein.

**** To be filed by amendment.